UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2003

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      000-33335            41-1251159
(State or other jurisdiction of      (Commission        (I.R.S. Employer
      incorporation)                 File Number)     Identification Number)


               380 ST. PETER STREET,
               ST. PAUL, MINNESOTA                              55102-1302
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

                                 Not applicable
          (Former name or former address, if changed since last report)



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     On June 26, 2003, Lawson Software, Inc. issued a press release relating to fiscal 2003 annual and fourth quarter financial results. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto.

Item 7.  Financial Statements and Exhibits

      Exhibit 99.1         Press Release dated June 26, 2003

Item 9.     Regulation FD disclosure

     This information furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC release No. 33-8216.

     On June 26, 2003, Lawson Software, Inc. issued a press release relating to fiscal 2003 annual and fourth quarter financial results. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto.



                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Lawson Software, Inc.

Date: June 26, 2003      By:  /s/  Robert G. Barbieri
                         ----------------------------------

                         Robert G. Barbieri
                         Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------------------------------------------------------------
             Press release issued by Lawson Software, Inc. dated June 26, 2003 99.1